UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2013

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 10, 2013, Select Income REIT, or we, us or our, filed a registration statement on Form S-3, or the S-3 Registration Statement, with the Securities and Exchange Commission, or the SEC, using a “shelf” registration process.  Under this shelf registration process and pursuant to the S-3 Registration Statement as filed, we may, from time to time after the S-3 Registration Statement is declared effective by the SEC, offer and sell any of the securities or any combination of the securities described in the prospectus that forms a part of the S-3 Registration Statement, or the base prospectus, on a delayed or continuous basis, in one or more offerings, up to a proposed maximum aggregate offering price of $1,000,000,000.  We currently have no definitive plans to offer or sell any of the securities described in the base prospectus, but after the S-3 Registration Statement is declared effective by the SEC, we may sell any such securities at any time or from time to time.

We earlier announced that on March 25, 2013, we filed a registration statement on Form S-11 (File No. 333-187489), or the S-11 Registration Statement, with the SEC with respect to a possible public offering for resale by CommonWealth REIT, or CWH, of up to all of the 22,000,000 of our common shares of beneficial interest now owned by CWH.  The S-3 Registration Statement filed on April 10, 2013 and described in the paragraph above relates only to securities which we may sell for our own account and does not cover those shares owned by CWH or any other securities that may be offered or sold by our security holders for their own account.

We and CWH are related parties.  For information about our relationship with CWH and information about certain other relationships and related transactions, please see our Current Report on Form 8-K, dated March 25, 2013, filed with the SEC, our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, our Proxy Statement for our 2013 Annual Meeting of Shareholders dated February 25, 2013, or our Proxy Statement, and our other filings with the SEC, including Note 9 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our trustees and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these relationships and related transactions.  Copies of certain of our agreements with related parties, including various agreements we have entered with CWH, are publicly available as exhibits to our public filings with the SEC.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND OUR CONTROL.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

THE REGISTRATION STATEMENTS REFERRED TO ABOVE HAVE BEEN FILED WITH THE SEC BUT HAVE NOT YET BECOME EFFECTIVE.  THE SECURITIES DESCRIBED THEREIN MAY NOT BE SOLD NOR MAY OFFERS TO BUY SUCH SECURITIES BE ACCEPTED PRIOR TO THE TIME THE APPLICABLE REGISTRATION STATEMENT BECOMES EFFECTIVE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	President and Chief Operating Officer

Dated: April 10, 2013